                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                                 MEDICORE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    5)  Total fee paid:

        ------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.
  [ ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    3)  Filing Party:

        ------------------------------------------------------------------------
    4)  Date Filed:

        ------------------------------------------------------------------------

                                 MEDICORE, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 11, 1997
                                ----------------
To Shareholders:

     The Annual Meeting of Shareholders of MEDICORE, INC. (the "Company") will be held at the Don Shula Hotel, 15255 Bull Run Road, Miami Lakes, Florida on Wednesday, June 11, 1997 at 1:00 p.m., for the following purposes:

     1. To elect two members to the Class 2 members of the Board of Directors to serve for a three year term until the Annual Meeting of Shareholders in 2000; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 30, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     Your copy of the Annual Report of the Company for 1996 is enclosed.

--------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting in order that the presence of a quorum be assured and to avoid added proxy solicitation costs. THEREFORE, YOUR PERSONAL ATTENDANCE OR PROXY IS IMPORTANT. Whether or not you plan to attend, please sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. All shareholders are cordially invited to attend the meeting. If you attend the meeting and decide to vote in person, you may revoke your proxy.
--------------------------------------------------------------------------------



                                              By Order of the Board of Directors
                                              LAWRENCE E. JAFFE
                                              Secretary and Counsel


Hasbrouck Heights, New Jersey
May 2, 1997

                                 MEDICORE, INC.
                              2337 West 76th Street
                             Hialeah, Florida 33016
                               ------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 1997
                               ------------------

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and accompanying form of proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1996, anticipated to be mailed on or about May 2, 1997, is solicited by and on behalf of the Board of Directors of Medicore, Inc., a Florida corporation (the "Company") for the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 11, 1997, at the Don Shula Hotel, 15255 Bull Run Road, Miami Lakes, Florida at 1:00 p.m., including any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting and Proxy Statement.

     If the enclosed form of proxy is executed and returned, it will be voted as directed, but may be revoked at any time insofar as it has not been exercised, either by a written notice of the revocation received by the persons named therein, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof. In the absence of specific instructions by the shareholders, proxies will be voted for the election of the two members of Class 2 directors to serve on the Board of Directors for a three year term until the 2000 Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted for purposes of a quorum, with abstentions having the legal effect of a vote "against" the election of the Class 2 directors. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (broker no-votes, which is not the case with respect to the election of directors), such shares will not be included in the vote totals and, therefore will have no effect on the vote. The form of proxy vests in the persons named therein as proxies discretionary authority to vote on any matter that may properly come before the meeting not presently known to the Board of Directors.

     The cost of preparing and mailing the Notice of Annual Meeting and Proxy material and soliciting proxies will be paid by the Company. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation therefore, may solicit proxies by telephone or personal interview. The Company will request brokers, nominees, fiduciaries and custodians to forward proxy material to their beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding the proxy materials.

RECORD DATE

     The Board of Directors has fixed the close of business on April 30, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record on that date are entitled to vote at the meeting.

VOTING SECURITIES

     As of April 30, 1997 there were outstanding and entitled to be voted at the Annual Meeting, 5,456,940 shares of common stock, $.01 par value ("Common Stock"). Each share of Common Stock is entitled to one vote. A majority of the outstanding shares is needed for a quorum and a plurality of the votes cast, in person or by proxy, is necessary to effectuate election of the two directors for the Class 2 members of the Board of Directors.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect two Class 2 directors, which in accordance with the Company's amended Certificate of Incorporation ("Certificate of Incorporation") provides for two members to serve for three years, which will be to the 2000 Annual Meeting of Shareholders, and until each of their successors is elected and qualified. There is currently only one Class 2 director. The Certificate of Incorporation and By-Laws of the Company provide that Class 2 directors shall not be more than two persons, and that the majority of directors have the right to appoint candidates to fill any vacancies on the Board, whether through death, retirement or other termination of a director, or through an increase in the Board. At such time that qualified candidates are available to serve, the majority of the Board, although less than a quorum, or by a sole remaining director, may appoint such person(s) to fill the singular vacancies now existing each in Class 1 and 2 directors. When appointed, such Class 1 and 2 directors shall then serve for the remainder of the term provided for that particular Class of directors. Anthony C. D'Amore, one of the Class 2 nominees, has been a director of the Company since 1979. Robert P. Magrann was recently nominated by the Board of Directors to fill the remaining Class 2 directorship.

     The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect the Class 2 directors. Cumulative voting is not permitted in the election of directors. Consequently, each shareholder is entitled to one vote for each share of Common Stock held in his name. The persons named as proxies in the form of proxy solicited hereby intend to vote all valid proxies received in favor of the election of the persons named below as nominees for Class 2 directors except where authority is withheld by the shareholder. The nominee has consented to be named herein and to serve on the Board of Directors if elected. If either nominee is unable to serve as a director (which presently is not anticipated), the proxies will be voted for such substituted nominee as may be designated by the present Board of Directors. To apprise shareholders of the qualifications of all directors, information is provided concerning the two nominees and the three incumbent directors whose terms expire in 1998 and 1999.

     There is no nominating committee with nominations for directors considered by the entire Board of Directors.

     For additional information concerning the two nominees for Class 2 directors and the incumbent directors, including compensation and share ownership, see "Executive Compensation", "Beneficial Ownership of the Company's Securities" and "Certain Relationships and Related Transactions."

NOMINEES FOR CLASS 2 DIRECTORS

                                              Current Position
Name                            Age      and Areas of Responsibility      Position Held Since
----                            ---      ---------------------------      -------------------
Anthony C. D'Amore(1)           66                 Director                      1979
Robert P. Magrann               53                 Nominee                       ----

     Anthony C. D'Amore is a director of Techdyne and is registered as a part-time account executive with Todd & Company, Inc. ("Todd"), a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc., but has not been active in the brokerage business for many years. Mr. D'Amore was the owner of an insurance agency, the A.C. D'Amore Agency, Inc., which he sold in 1992, and from whom the Company, Techdyne, Inc., a 63% owned public subsidiary ("Techdyne"), Dialysis Corporation of America, a 67% owned public subsidiary ("DCA") and their subsidiaries purchase much of their insurance at rates competitive with unaffiliated parties. Mr. D'Amore continues to receive commissions with respect to insurance placed with the Company and Techdyne. See "Certain Relationships and Related Transactions".

     Robert P. Magrann has been a senior executive and general manager with major national and international food distributors. From 1991 to 1994 Mr. Magrann was Executive Vice President of E. J. Brach Corporation and from 1994 to 1996 he was Senior Vice President at Borden, Inc., at each entity with management supervision and responsibility for marketing, sales and public relations. In September, 1996, Mr. Magrann became affiliated with Tetley USA, Inc., a beverage producer and distributor, with whom he is Senior Vice President, Sales for its North America Food Group.

INCUMBENT DIRECTORS


                                               Current Position
Name                        Age           and Areas of Responsibility           Position Held Since
----                        --            ---------------------------           -------------------
Thomas K. Langbein(2)        51               Chairman of the Board                     1980
                                              of Directors, Chief
                                              Financial Officer and
                                              President

Seymour Friend(2)            76               Vice President                            1981
                                              Director                                  1975

Peter D. Fischbein(1) (3)    57               Director                                  1984


----------

(1)      Member of the Audit Committee.

(2)      Class 3 director; term ends in 1998.

(3)      Class1 director; term ends in 1999 .


     Thomas K. Langbein was appointed as Chairman of the Board of Directors, Chief Executive Officer and President in 1980, which latter position was relinquished in January, 1983 and reassumed in April, 1985 upon completion of Techdyne's public offering. Mr. Langbein is an officer and director of most of the Company's subsidiaries and was appointed President and Chief Executive Officer of Techdyne in April, 1990. Barry Pardon succeeded to the Presidency of Techdyne in November, 1991 at which time Mr. Langbein reassumed the position of Chairman of the Board. He has been a director of Techdyne since it acquired by the Company in 1982. He is also a director of Techdyne's foreign subsidiary, Techdyne (Scotland). Mr. Langbein is Chairman of the Board and Chief Executive Officer of DCA. He also held those positions with Viragen, Inc. ("Viragen"), formerly a public subsidiary of the Company spin-off in 1986. Mr. Langbein is President, sole shareholder and director of Todd. Mr. Langbein devotes most of his time to the affairs of the Company, Techdyne and DCA.

     Seymour Friend is a real estate investor and devotes a portion of his time to the affairs of the Company. He resigned as a director of Viragen in May, 1993.

     Peter D. Fischbein is an attorney who has from time to time represented the Company, Techdyne, Viragen and Todd. Mr. Fischbein is a director of Viragen (since 1981) and Techdyne (since 1985). He was Chairman of the Board of Techdyne from April, 1990 to November, 1991. Mr. Fischbein is a general partner of several limited partnerships engaged in real estate development. See "Certain Relationships and Related Transactions."

     There is no family relationship between any officer or director of the Company.

     Since the last Annual Meeting in June, 1996, there were three meetings of the Board of Directors, including actions by unanimous written consent. All directors participated at all the meetings.

     The only committee the Company has is an Audit Committee consisting of Peter D. Fischbein and Anthony C. D'Amore. If Mr. Magrann is elected as a director he will replace Mr. D'Amore on the Audit Committee. The Audit Committee, which meets informally, usually on a monthly basis, is responsible for recommending to the Board of Directors the firm of independent accountants to serve the Company, reviewing fees, services and results of the audit by such independent accountants, reviewing the accounting books and records of the Company and reviewing the scope, results and adequacy of the internal audit control procedures of the Company. No member of the Audit Committee receives a fee for services rendered as a participant of such committee. The By-Laws provide for and the Company has made payment of reasonable expenses for directors' attendance at meetings. In lieu of any cash compensation or per meeting fees to directors for acting as such, the Company has provided directors, among others, with options to purchase Common Stock of the Company at fair market value as of the date of grant. See "Executive Compensation - Options, Warrants or Rights" and "Beneficial Ownership of the Company's Securities."

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

MANAGEMENT

     The following table sets forth as of April 30, 1997, the names and beneficial ownership of the equity securities of the Company and its subsidiaries for directors, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table. See "Executive Compensation."

                                                   Amount and Nature of Beneficial Ownership(1)
                               --------------------------------------------------------------------------------------
                               Medicore                      Techdyne                          DCA
                                Common                        Common                          Common
 Name                          Stock(1)         %(2)(3)      Stock(4)         %(3)(5)        Stock(6)        %(3) (7)
------                         --------         -------      --------         -------        ---------       --------
Thomas K. Langbein(8)        1,074,014(9)        18.8%     4,520,940(10)        74.1%       2,460,622(11)     67.6%

Seymour Friend(8)             432,705(12)         7.8%        26,333(13)          *             --   (14)        --

Peter D. Fischbein(15)        176,229(16)         3.2%        40,000(17)          *             --   (18)        --

Anthony C. D'Amore(19)        273,890(20)         4.9%        29,000(21)          *             3,000(22)        *

Barry Pardon                  135,750(23)         2.5%        84,333(24)         1.9%            --  (25)        --

All directors and           2,028,288(26)        34.0%     4,626,273(4)(5)(10)  74.9%       2,471,122         67.7%(6)(7)(11)
executive officers
as a group (5 persons)
------------------
* less than 1 %


(Notes on the following page)

(1) Based upon information furnished to the Company by either the directors and officers or obtained from the stock transfer books of the Company. The Company is informed that these persons hold sole voting and dispositive power with respect to the shares of Common Stock except as noted herein.

(2) Based on 5,456,940 shares outstanding. Does not include 807,000 shares of Common Stock underlying Options granted in April, 1995 under the Company's 1989 Stock Option Plan, which are being registered and are exercisable for 50% of the Option on or after April 18, 1996 and the balance one year thereafter. See "Executive Compensation - Options, Warrants or Rights."

(3) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or group of persons has the right to acquire within 60 days of April 30, 1997 is deemed to be outstanding for purposes of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4) The Company owns 4,440,940 shares (73.7%) of the common stock of Techdyne. Includes 1,713,143 shares which the Company may acquire upon conversion of its demand promissory note from Techdyne in the amount of approximately $2,998,000 at December 31, 1996, including accrued interest, convertible at $1.75 per share. Officers and directors of the Company, including those directors of the Company and Techdyne who may be shareholders of each company, except

     Thomas K. Langbein (see Note (10)), disclaim any indirect beneficial ownership of Techdyne common shares through the Company's 73.7% ownership of Techdyne.

(5) Based on 4,311,819 Techdyne common shares outstanding. Does not include (i) shares obtainable under the Company's convertible note, except as to Thomas
     K. Langbein (see Notes (4) and (10)) or (ii) options for 173,700 shares of Techdyne common stock. See "Executive Compensation - Options, Warrants or Rights."

(6) The Company owns 2,410,622 shares (67.2%) of the common stock of DCA. Officers and directors of the Company, including those officers and directors of the Company and DCA who may be shareholders of each Company, except Thomas K. Langbein (see Note (11)), disclaim any indirect beneficial ownership of DCA common stock through the Company's 67.2% ownership of DCA.

(7)  Based on 3,588,844 DCA shares outstanding.

(8) Class 3 director; term to 1998 Annual Meeting of Shareholders. See "Election of Directors."

(9) Includes (i) 15,700 shares each held in the names of Mr. Langbein's two children who are of majority age but live in the same household, to which shares Mr. Langbein disclaims beneficial ownership; and (ii) 250,000 shares of Common Stock underlying the Option granted in April, 1995, exercisable 50% on April 18, 1996 with the balance on April 18, 1997 at an exercise price of $2.38 per share through April 17, 2000. Does not include an option to acquire up to 400,000 shares of Common Stock in lieu of a lump sum payment, which option is not presently exercisable except in the event of a change in control of the Company. See Note (2) and "Employment Contracts and Termination of Employment and Change-In-Control Arrangements" and "Options, Warrants or Rights" under the caption "Executive Compensation."

(10) Includes (i) the Company's 4,440,940 share ownership, including 1,713,143 shares which the Company may obtain upon conversion of its demand promissory note from Techdyne (see Note (4) above), by virtue of his position with the Company and Techdyne and stock ownership of the Company, which may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's ownership of Techdyne; Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 835,000 shares of Techdyne (13.9%); and (ii) Techdyne options for 80,000 shares. See "Executive Compensation - Options, Warrants or Rights."

(11) Includes (i) the Company's 2,410,622 share ownership, by virtue of his position with the Company and DCA and his stock ownership of the Company, which may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's ownership of DCA; Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 453,000 shares of DCA (12.6%); and (ii) DCA options for 50,000 shares. See "Executive Compensation-Options, Warrants or Rights."

(12) Includes 75,000 shares of Common Stock underlying an Option granted in April, 1995 exercisable 50% on April 18, 1996 with the balance exercisable on April 18, 1997 at an exercise price of

     $2.38 per share through April 17, 2000, which becomes fully exercisable in the event of a change in control of the Company. See Note (2) and "Executive Compensation - Option, Warrants or Rights."

(13) Includes Techdyne options for 10,000 shares. See "Executive Compensation." Excludes approximately 346,000 (5.7%) shares that may be deemed indirectly beneficially owned through the Company's ownership of Techdyne, which indirect beneficial ownership is disclaimed. See Note (4).

(14) Excludes approximately 188,000 (5.2%) shares that may be deemed indirectly beneficially owned through the Company's ownership of DCA, which indirect beneficial ownership is disclaimed. See Note (6).

(15) Class 1 director. Term to 1999. See "Election of Directors."

(16) Includes (i) 100,000 shares held in trust for his infant son; Mr. Fischbein's wife is trustee; Mr. Fischbein disclaims beneficial interest in the 100,000 shares held in trust for his son; and (ii) 75,000 shares of Common Stock underlying an Option granted in April, 1995 exercisable 50% on April 18, 1996 with the balance exercisable on April 18, 1997 at $2.38 per share through April 17, 2000, which becomes fully exercisable in the event of a change in control of the Company. See Note (2) and "Executive Compensation-Options, Warrants, or Rights." Does not include 196,382 shares of Common Stock owned by his wife in which shares, based on her financial independence, Mr. Fischbein disclaims beneficial interest.

(17) Includes Techdyne options for 40,000 shares. See "Executive Compensation." Excludes approximately 142,000 (2.4%) shares that may be deemed indirectly beneficially owned through the Company's ownership of Techdyne, which indirect beneficial ownership is disclaimed. See Note (4).

(18) Excludes approximately 77,000 (2.1%) shares that may be deemed indirectly beneficially owned through the Company's ownership of DCA, which indirect beneficial ownership is disclaimed. See Note (6).

(19) Class 2 director; term to 1997 Annual Meeting of Shareholders. See "Election of Directors."

(20) Includes 75,000 shares of Common Stock underlying an Option granted in April, 1995 exercisable 50% on April 18, 1996 with the balance exercisable on April 18, 1997 at $2.38 per share through April 17, 2000, which becomes fully exercisable in the event of a change in control of the Company. See Note (2) and "Executive Compensation-Options, Warrants, or Rights."

(21) Includes (i) Techdyne options for 10,000 shares (see "Executive Compensation"); (ii) Techdyne warrants for 4,000 shares of Common Stock exercisable at $5.00 per share through September 12, 1998 held in his retirement plan; and (iii) 15,000 shares of Common Stock held in his retirement plan. Excludes approximately 218,000 (3.6%) shares that may be deemed indirectly beneficially owned through the Company's ownership of Techdyne, which indirect beneficial ownership is disclaimed. See Note (4).

(22) Includes 2,000 shares underlying DCA warrants exercisable for two years commencing April 13, 1997 at $4.50 per share. Excludes approximately 118,000 (3.3%) shares that may be deemed indirectly beneficially owned through the Company's ownership of DCA, which indirect beneficial ownership is disclaimed. See Note (6).

(23) Includes 75,000 shares of Common Stock underlying an Option granted in April, 1995 exercisable 50% on April 18, 1996 with the balance exercisable on April 18, 1997 at $2.38 per share through April 17, 2000, which becomes fully exercisable in the event of a change in control of the Company. See Note (2) and "Executive Compensation-Options, Warrants, or Rights."

(24) Includes (i) Techdyne options for 80,000 shares (see "Executive Compensation"); (ii) Techdyne warrants for 1,000 shares of Common Stock exercisable at $5.00 per share through September 12, 1998; and (iii) 2,333 shares held in his wife's name. Excludes approximately 111,000 (1.8%) shares that may be deemed indirectly beneficially owned through the Company's ownership of Techdyne, which indirect beneficial ownership is disclaimed. See Note (4).

(25) Excludes approximately 60,000 (1.7%) shares that may be deemed indirectly beneficially owned through the Company's ownership of DCA, which indirect beneficial ownership is disclaimed. See Note (6).

(26) Does not include Barry Pardon's interest. Includes 505,000 shares of Common Stock underlying the Options granted in April, 1995, 50% which became exercisable on April 18, 1996 and the balance on April 18, 1997. See Note
     (2) and "Executive Compensation-Options, Warrants, or Rights."

OTHER PRINCIPAL SECURITY HOLDERS

     Other than for Messrs. Langbein and Friend, officers and directors of the Company, no other shareholder is known by the Company, nor has it received any
Schedule 13D reflecting the same, to own beneficially more than 5% of its voting securities. See "Beneficial Ownership of the Company's Securities-Management."

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth compensation paid by the Company and its subsidiaries for the last three fiscal years ended December 31, 1996 for services in all capacities for its Chief Executive Officer and each of its principal executive officers whose total annual salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                     -------------------------------

                            Annual Compensation                        Awards           Payouts
                            -------------------                      ----------     ----------------
 (a)                          (b)          (c)            (e)           (f)               (g)

                                                         Other
                                                         Annual      Restricted        Securities
Name and                                                 Compen-        Stock          Underlying
Principal Position           Year       Salary($)       sation($)      Award(s)      Options/SARs(#)
------------------           ----       ---------       ---------      --------      ---------------
CEO
Thomas K. Langbein           1996       262,000(1)      24,800(2)                       250,000(5)
                             1995       230,100         26,100(2)                       250,000(5)
                             1994       220,000         25,000(2)(3)   112,500(4)

Barry Pardon(6)              1996       160,000(1)                                       75,000(5)
                             1995       113,000                  (2)                     75,000(5)
                             1994        91,600                  (3)    11,250(4)

----------

(1) Includes a $25,000 bonus in 1996 for Mr. Langbein. Does not include the Company's June, 1996 forgiveness of indebtedness represented by promissory notes for option exercises for Common Stock in 1994, in the amount of $94,200 for Mr. Langbein and $21,200 for Mr. Pardon, which sums include interest. See "Options, Warrants or Rights" and "Ten-Year Option/SAR Repricing" table below.

(2) Includes automobile allowance and related expenses, life and disability insurance premiums, and $1,000 compensation received in 1995 by Messrs. Langbein and Pardon as directors to Techdyne (Scotland).

(3) Does not include 150,000 shares and 15,000 shares of Common Stock granted to Messrs. Langbein and Pardon, respectively, on January 17, 1994 as part of 410,000 shares granted to officers, directors and key employees of the Company and certain subsidiaries as incentive awards, with a fair market value on the date of grant of $.75 per share. Included in Restricted Stock Awards, column (f) of the Summary Compensation Table. See Note (4) and the table "Ten-Year

     Options/SAR Repricings" under "Options, Warrants or Rights" below.

(4) Incentive awards granted in January, 1994. The Common Stock vested in equal amounts of 1/12th per month and at December 31, 1994 was fully vested. See Note (2). An aggregate of 150,000 and 15,000 shares of restricted Common Stock, respectively are held by Messrs. Langbein and Pardon with a value at December 31, 1994 of $375,000 and $37,500, respectively. Should the Company pay dividends, which it has not in many years, dividends would be paid on such restricted securities.

(5) In April, 1995, the Company granted non-qualified stock options under its 1989 Stock Option Plan to officers, directors, employees and consultants for 809,000 shares of Common Stock, now 807,000 due to terminations, 50% of the Options being exercisable on April 18, 1996 with the balance being exercisable on April 18, 1997, all at an exercise price of $3.00 per share. On December 30, 1996, the Company adjusted the exercise price to $2.38, the fair market value on that date. See the table "Ten-Year Options/SAR Repricings" under "Options, Warrants or Rights" below and Note (2) to "Beneficial Ownership of the Company's Securities."

(6)  President and director of Techdyne and director of Techdyne (Scotland).

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     Mr. Langbein has an employment agreement with the Company through May 31, 1999 at an annual salary of $220,000 with yearly increases in increments of no less than $10,000 which increases Mr. Langbein had waived for fiscal 1992, 1993 and 1994. The first $10,000 increment became effective June 1, 1995. The Company's subsidiary, DCA completed a public offering of securities on April 23, 1996 at which time Mr. Langbein commenced receiving $75,000 per annum of his overall compensation from DCA, which sum reduced his base compensation from the Company. See Note (1) to "Summary Compensation Table" above. Mr. Langbein's employment agreement further provides upon his death three years full salary to his children or other designee of Mr. Langbein. The employment agreement provides for reimbursement of reasonable business expenses and full salary for the remainder of the term of the employment agreement in the event of disability. The Company maintains an income disability insurance policy for Mr. Langbein. The agreement also provides for life insurance, of which the Company was the owner and beneficiary of a $500,000 policy, recently assigned to Mr. Langbein. The Company also maintains a $750,000 whole life insurance policy and a $350,000 term policy insuring the life of Mr. Langbein with Mr. Langbein as the owner of the policies. His former wife is beneficiary of the term policy and of $200,000 of the whole life policy, with his two children beneficiaries to the balance of the whole life policy. Most life insurance is obtained through George Langbein, his brother, who is affiliated with Techdyne as an independent sales representative. See "Certain Relationships and Related Transactions."

     Based upon any wrongful termination of his employment agreement, which includes changes in control of the Company through an acquiring person (any person who has acquired or announces a tender offer or exchange for 25% of the Company), a sale of substantially all of the assets or merger, acquisition of the Company or its consolidation with another, or certain types of Board changes, the Company shall pay Mr. Langbein a lump sum payment, based upon his then compensation, including benefits and perquisites for the next three years from such termination. At Mr. Langbein's option, he may elect, in lieu of any such lump sum payment, to take Common Stock of the Company equivalent to such lump sum payment based upon the lowest closing price of the stock as reported by the principal stock exchange upon which the shares are then trading, or if the trading is then in the over-the-counter market, presently trading on the Nasdaq National Market, then as reported by Nasdaq (or other inter-dealer quotation medium) within 30 days of such wrongful termination or change in control. The Company has reserved up to 400,000 shares of its Common Stock for such option to Mr. Langbein. The Company has granted Mr. Langbein one time demand and five year "piggy-back" registration rights with respect to such shares. Such registration of the stock would be at the sole cost and expense of the Company except with respect to Mr. Langbein's legal fees and commissions or discounts upon sale of such stock.

     The employment agreement also contains a two (2) year non-competition provision within a 20 mile radius of the Company's primary operations in Florida. The Company has the right, upon Mr. Langbein's termination, to request further non-competition by Mr. Langbein in the United States for consideration of $4,000 per month, increasing 5% in any twelve-month period. The Company also provides Mr. Langbein with an automobile allowance of $850 per month.

     Certain executive and accounting personnel and administrative facilities of the Company and its subsidiaries, including Techdyne and DCA, were common for fiscal 1996. The costs of executive and accounting salaries and other shared corporate overhead for these companies were charged on the basis of direct usage when identifiable with the remainder allocated on the basis of time spent. The Techdyne allocation is now accomplished pursuant to a two-year Service Agreement which commenced October 1, 1996. Mr. Langbein, as an officer and director of the Company, Techdyne and DCA, and Daniel Ouzts, as an officer of the Company, Techdyne and DCA, divide their time and efforts to each company.

     Barry Pardon, director and President of Techdyne, has a five-year employment agreement with Techdyne through December 31, 2000, which provides him with a base annual salary of $120,000, plus an over-ride commission of .5% of net sales of Techdyne in excess of $20,000,000 the first year of the agreement, increasing $1,000,000 each successive year of the term. In January, 1993, as part of Techdyne's administrative cost reduction program, Mr. Pardon voluntarily reduced his base salary to $84,000, which was increased to $96,000 in April, 1994, and to $108,000 in March, 1995. Under the employment agreement, Mr. Pardon is entitled to severance pay of nine months salary if he dies or is terminated without cause during the term. Mr. Pardon is furnished with an automobile, travel and entertainment expenses incurred relating to Techdyne's business, which sums did not exceed 10% of his reported cash compensation. The agreement provides for non-competition for one year following termination and for restrictions upon Mr. Pardon calling upon any customers or suppliers of Techdyne, diverting any customers, services, items or products of Techdyne or disclosing any trade secrets of Techdyne.

COMPENSATION OF DIRECTORS

     STANDARD ARRANGEMENTS

     There are no standard arrangements for compensating directors for services as directors or for acting on any committee. The Company does reimburse directors for expenses for attending meetings.

     NON-STANDARD ARRANGEMENTS

     For the year ended December 31, 1996, the Company obtained its property, casualty and general liability insurance, as did its subsidiaries, through the efforts of one of its directors, Anthony C. D'Amore, who received $9,500 in commissions in 1996 with respect to this insurance. See "Certain Relationships and Related Transactions."

     The Company has provided options to its directors, among other executives and consultants. Its public subsidiaries, Techdyne and DCA, have also issued options to their respective officers, directors and advisors. Three of the directors of the Company are directors of Techdyne and have received Techdyne options, and Mr. Langbein, also Chairman of the Board of Directors of DCA, received options from that subsidiary. See below "Options, Warrants or Rights", "Beneficial Ownership of the Company's Securities" and "Certain Relationships and Related Transactions." Neither Techdyne or DCA granted any options or restricted stock to directors of the Company in 1996. In April, 1995 Options were granted under the Company's 1989 Stock Option Plan (the "Option Plan") exercisable into Common Stock at $3.00 per share, 50% on or after April 18, 1996, the first anniversary date of grant, and in full on or after the second anniversary date of grant. Options were granted to officers, directors, consultants and certain employees of the Company and its subsidiaries, which includes Options for 250,000 shares of Common Stock to Mr. Langbein, and Options for 75,000 shares of Common Stock each to Messrs. Friend, Fischbein and D'Amore. The exercise price of all options is 100% of the fair market value of the Common Stock on the date of grant. On December 30, 1996, the Company repriced the exercise price of the Options to $2.38 per share, the then fair market value of the Common Stock. The repricing is deemed a new grant of Options. See the table "Ten-Year Option/SAR Repricings" under "Options, Warrants or Rights."

OPTIONS, WARRANTS OR RIGHTS

     In May, 1989, the Board of Directors adopted the 1989 Stock Option Plan (the "Option Plan"), approved by shareholders in July, 1994, pursuant to which 1,000,000 shares of Common Stock are reserved for issuance under Options at fair market value on the date of grant. The Option Plan is for a period of 20 years, terminating May 18, 2009. Options may be granted to employees, officers, directors, attorneys, consultants and similar parties who provide their skills and expertise to the Company. Options granted under the Option Plan are non-transferable and are exercisable for ten years (no vesting schedule) from date of grant, but may expire at the earlier of two years from retirement, permanent disability or death. The Options are exercisable 50% on or after the first anniversary date of grant and in full on or after the second anniversary date of grant, provided acceleration of full exercise will be permitted upon changes in control or death. Changes in control include the sale of substantially all of the assets of the Company or its merger or consolidation with another, or a majority of the Board of Directors changes other than by election by shareholders pursuant to Board solicitation, or by vacancies filled by the Board caused by death or resignation, or a person or group acquires 25% or makes a tender for 25% of the Company's outstanding shares.

     Options under the Option Plan may be exercised either with cash or Company stock or both. If exercised with stock the shares are valued at the current market price and the optionee obtains an additional non-qualified stock option for the stock used for the exercise. This new Option is exercisable at the then current market price for the remainder of the original Option period under the same terms of the original

Option. Stock for stock exercises of Options allow for the withholding of shares to cover tax liability upon exercise.

     On April 18, 1995, the Board granted Options for 809,000 shares of Common Stock under the Option Plan exercisable at $3.00 per share, the closing price for the stock on the date of grant. Based on two employee terminations, there are presently outstanding Options for 807,000 shares of Common Stock. As permitted pursuant to the terms of the Option Plan, on December 30, 1996, the Stock Option Committee and the Board of Directors authorized the repricing of the exercise price of the options to $2.38 per share based upon the closing price of the Company's Common Stock on the Nasdaq National Market on that date. See "Beneficial Ownership of the Company's Securities" and "Executive Compensation - Compensation of Directors - Non-Standard Arrangements" and "Ten-Year Option/SAR Repricings" below. The Company is in the process of registering these shares for resale by the optionees.

     In 1990, the By-Laws were amended to opt-out of the control share acquisition section of the Florida Business Corporation Act only to the extent such might relate to the issuance of any securities to directors, management, key employees, advisors or consultants, whether under a stock option plan, benefit, bonus, awards, retirement program or similar plan.

     In May, 1994, the Board of Directors and shareholders of Techdyne adopted the 1994 Techdyne, Inc. Stock Option Plan (the "Techdyne 1994 Plan"). In November, 1995, the Board of Directors and shareholders of DCA adopted the 1995 Dialysis Corporation of America Stock Option Plan (the "DCA 1995 Plan"). Each of the Techdyne 1994 and the DCA 1995 Plans are substantially similar and the following description applies to each, unless otherwise indicated.

     250,000 shares of common stock are reserved for issuance at 100% of the fair market value on the date of grant. The Techdyne 1994 Plan expires May 24, 1999 and the DCA 1995 Plan expires November 9, 2000. Options may be and have been granted to officers, directors, consultants, key employees, advisors and similar parties, may be exercisable for up to five years, may require vesting, are non-transferable except by the laws of descent and distribution or a change in control of the Company, and are exercisable only by the participant during. his lifetime.

     Change in control includes (i) the sale of substantially all of the assets of the company or its merger or consolidation with another, or (ii) a majority of the Board changes other than by election by shareholders pursuant to Board solicitation or by vacancies filled by the Board caused by death or resignation, or (iii) a person or group acquires 25% or makes a tender for 25% of the company's outstanding shares.

     If a participant ceases affiliation with the company by reason of death, permanent disability or retirement at or after age 65, the option remains exercisable for nine (9) months from such occurrence but not beyond the option's expiration date. Other termination gives the participant 30 days to exercise except for termination for cause which results in the option becoming immediately null and void.

     Options granted under the Techdyne 1994 Plan and the DCA 1995 Plan, at the discretion of the Board, may be exercised either with cash, common stock having a fair market equal to the cash exercise price, the participant's personal recourse note, or with an assignment to the company of sufficient proceeds from the sale of the common stock acquired upon exercise of the option with an authorization to the broker or selling agent to pay that amount to the company, or any combination of the above.

     There are presently outstanding under the Techdyne 1994 Plan options to 74 officers, employees and advisors of Techdyne and its subsidiary for 173,700 shares of Techdyne common stock exercisable at $1.00 per share through May 24, 1999. Under the DCA 1995 Plan there are currently options to 24 persons affiliated with DCA and its subsidiaries for 193,500 shares of DCA common stock exercisable at $1.50 per share through November 9, 2000.

     To date Techdyne options have been exercised for 51,400 shares, and DCA options have been exercised for 6,000 shares.

     On February 27, 1995, Techdyne granted non-qualified stock options, not part of the Techdyne 1994 Plan, to directors of Techdyne and its subsidiary for 142,500 shares of common stock exercisable at $1.75 per share for five years. In April, 1995 an option for 10,000 shares of Techdyne common stock was granted to counsel as part of his compensation for assisting in the preparation of Techdyne's registration statement for a public offering of its common stock and warrants completed in October, 1995. The exercise price of all options is 100% of the fair market value of the common stock on the date of grant.

     In August, 1996, DCA's board of directors approved and issued non-qualified stock options for 15,000 shares of common stock, options for 5,000 shares each, to the medical directors of its three dialysis centers. These options are not part of the DCA 1995 Plan, and are immediately exercisable at $4.75 per share through August 18, 1999. If the medical director ceases affiliation with DCA or with the professional association approved to act as medical director of a particular dialysis center, or by reason of death, permanent disability or retirement at 65 years of age, such options are exercisable for six (6) months from such occurrence, but not beyond the expiration date of the option. Other termination gives the optionee 30 days to exercise except for termination for cause which results in the option being immediately null and void. The DCA 1996 options may only be exercised for cash. To date none of the these options have been exercised.


               COMPANY OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

(a)                            (b)                   (c)           (d)            (e)           (f)         (g)
                                                                                                  Potential Realizable
                                                                                                    Value at Assumed
                                                  % of Total                                      Annual rates of Stock
                                                 Options/SARs                                      Price Appreciation
                         Number of Securities     Granted to     Exercise or                         for Option Term
                       Underlying Options/SARs   Employees in    Base Price      Expiration        -------------------
Name                        Granted (#)             1996           ($/Sh)           Date           5%($)        10%($)
----                   -----------------------   ------------    ----------     -----------        -----        ------
CEO
Thomas K. Langbein             250,000               30.9         2.38(1)        4-17-2000        165,000      362,500

Barry Pardon                    75,000                9.3         2.38(1)        4-17-2000         49,500      108,750


-----------------

(1) Original grant date exercise price (April 18, 1995) was $3.00 per share, reduced on December 30, 1996 to an exercise price of $2.38 per share. See Table "Ten-Year Option/SAR Repricings' below.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


(a)                                (b)                 (c)                   (d)                        (e)
                                                                           Number of
                                                                          Securities                  Value of
                                                                          Underlying                 Unexercised
                                                                          Unexercised               In-the-Money
                                                                          Options/SARs              Options/SARs
                                                                          at FY-End (#)             at FY-End($)
                             Shares Acquired                              Exercisable/              Exercisable/
Name                         on Exercise (#)      Value Realized($)       Unexercisable            Unexercisable
----                         ---------------      -----------------       -------------            -------------
CEO
Thomas K. Langbein
    Company Options                 -0-                 -0-                250,000 (exer)(1)       30,000 (exer)(2)
    Techdyne Options                -0-                 -0-                 80,000 (exer)(3)      340,400 (exer)(4)
    DCA Options                     -0-                 -0-                 50,000 (exer)(5)       81,500 (exer)(6)

Barry Pardon(7)
    Company Options                 -0-                 -0-                 75,000 (exer)(1)        9,000 (exer)(2)
    Techdyne Options                -0-                 -0-                 80,000 (exer)(3)      340,400 (exer)(4)
    DCA Options                     -0-                 -0-                    -0-                    -0-


----------

(1) 50% became exercisable on April 18, 1996 with the balance exercisable on April 18, 1997. See Note (2) to "Beneficial Ownership of the Company's Securities."

(2) The value of the in-the-money options was determined by the difference between the exercise price (repriced from $3.00 per share, which would have made the Options out-of-money, to $2.38 per share on December 30, 1996, see table below "Ten-Year Option/SAR Repricings") and the closing price of the Common Stock on December 31, 1996, as reported by the Nasdaq National Market which was $2.50.

(3) 40,000 options exercisable at $1.00 and 40,000 options exercisable at $1.75.

(4) The value of the in-the-money options was determined by the difference between the exercise price and the closing price of the common stock as reported by Nasdaq on December 31, 1996, which was $5.63.

(5)  Exercisable at $1.50 per share through November 9, 2000.

(6) The value of the in-the-money options was determined by the difference between the exercise price and the average value of the bid and asked prices of the Common Stock as reported by Nasdaq on December 31, 1996, which was $3.13.

(7)  President and director of Techdyne.

     On December 30, 1996, Options for 807,000 shares of Common Stock granted in April, 1995 under its Option Plan to officers, directors and key-employees of the Company and certain subsidiaries, exercisable through April 17, 2000 at $3.00 per share, were modified by the Stock Option Committee and the Board of Directors to an exercise price of $2.38 the then fair market value, the closing price as reported by Nasdaq. There are 19 Option holders of which Messrs. Langbein and Pardon, the named executive officers (Mr. Pardon is President of Techdyne, the Company's 63% owned subsidiary, and not an officer or director of the Company) hold approximately 40% of the Options. The other officers of the Company hold approximately 18% of the Options. The two non-management directors hold approximately 18% of the Options, and the balance held by a former officer, other executive officers and directors of Techdyne and DCA, the attorney and Secretary for the Company, and several of its employees.

     The purpose of the Option Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries would be able to attract and retain competent officers, directors, consultants, key-employees and others and provide such persons with an opportunity to participate in and increase the value of the Company with their efforts, initiatives and skills. The Option Plan and the granting of Options is to encourage those persons to have a proprietary interest in the Company and to provide their continued efforts.

     It was the opinion of the Board of Directors that the Option exercise repricing supported the purpose of the Option Plan to insure continued, if not enhanced incentive on behalf of the optionees. The Board also considered the fact that unlike normal practices in many public companies, there is no compensation for directors in acting as such nor is there any compensation to directors for participating on any committee. The Board also considered in its repricing determination that there have been no increases in officers' compensation over the last several years other than for the Chairman of the Board, which minimal incremental increase is incorporated into his employment agreement. See "Executive Compensation-Employment Contracts and Termination of Employment and Change-In-Control Arrangements."

     Further, the repricing of the 1995 Options was moderate, was accomplished at fair market value of the Common Stock on December 30, 1996, and was not deemed a material modification. The Option Plan provides for stock-for-stock exercise which, if accomplished, would have provided the exercising optionee with a new Option at the $2.38 exercise price, the fair market value, on the date of such exercise.


                      SUBMITTED BY THE BOARD OF DIRECTORS

                   Thomas K. Langbein         Seymour Friend
                   Anthony C. D'Amore         Peter D. Fischbein


     The table below provides information of all repricings of options held by any executive officer during the last ten fiscal years.

                                            Ten-Year Option/SAR Repricings
------------------------------------------------------------------------------------------------------------------
           (a)                (b)            (c)              (d)            (e)           (f)             (g)

                                                                                                        Length of
                                          Number of      Market Price     Exercise                      Original
                                          Securities      of Stock at     Price At                     Option Term
                                          Underlying        Time of        Time of                    Remaining at
                                         Options/SARs    Repricing or   Repricing or       New           date of
                                         Repriced or      or Amend-          or          Exercise     Repricing or
Name                          Date       Amended (#)        ment($)       Amendment      Price($)       Amendment
----                          ----       -----------        -------       ---------      --------     ------------
Thomas K. Langbein          4/29/87       147,000(1)         $2.13          $3.13         $2.13         35 Months
 Ch. of the Bd., CEO        7/11/88        53,000(1)         $2.13          $2.88         $2.13         50 Months
 and Pres.                   2/2/89        50,000(1)         $2.13          $2.75         $2.13         56 Months
                            9/16/92       130,000             (2)           $ .69          (2)          15 Months
                            4/17/95       250,000            $2.38          $3.00         $2.38         39 Months

Seymour Friend              4/29/87        14,000            $2.13          $3.13         $2.13         35 Months
 Vice President and         7/11/88        15,000(1)         $2.13          $2.88         $2.13         50 Months
 Director                    2/2/89        10,000(1)         $2.13          $2.75         $2.13         56 Months
                            9/16/92        50,000(1)           (2)          $ .69          (2)          15 Months
                            4/17/95        75,000            $2.38          $3.00         $2.38         39 Months

Daniel R. Ouzts             4/29/87         5,000            $2.13          $3.13         $2.13         35 Months
 Vice Pres. (Fin.)          7/11/88        10,000(1)         $2.13          $2.88         $2.13         50 Months
 CFO, Cont. & Treas          2/2/89         5,000(1)         $2.13          $2.75         $2.13         56 Months
                            9/16/92        10,000(1)          (2)           $ .69          (2)          15 Months
                            4/17/95        30,000            $2.38          $3.00         $2.38         39 Months

Barry Pardon (3)            9/16/92        30,000             (2)           $ .69          (2)          15 Months
 Pres. & Director of        4/17/95        75,000            $2.38          $3.00         $2.38         39 Months
 Techdyne

---------------------
(1) Options canceled on December 18, 1990. On January 4, 1991, restricted Common Stock awards were issued in lieu of any bonuses to officers and directors of the Company and certain of its subsidiaries, including 250,000 shares to Mr. Langbein, 39,000 shares to Mr. Friend, 20,000 shares to Mr. Ouzts, and 7,500 shares to Mr. Pardon, The market value on that date as reported by the American Stock Exchange was $.75.

(2) The 1992 Options were exercisable by all optionees (10 officers and directors of the Company and its subsidiaries for an aggregate of 480,000 shares of Common Stock) on September 12, 1994, with a cash payment equal to par value, $.01 per share, times the number of shares acquired, with a three year promissory note secured by the Common Stock purchased, which shares were held in escrow by the Company, with per annum interest at 5.36% payable semi-annually. On June 5, 1996, the Board forgave the indebtedness and the notes were canceled and the shares issued. The forgiveness to Messrs. Langbein, Friend, Ouzts and Pardon amounted to $94,200, $35,400, $7,100 and $21,200 (including interest), respectively.
     See Note 5 to "Notes to Consolidated Financial Statements."

(3) President and director of Techdyne. Not an officer or director of the Company. See above "Executive Compensation."

                       BOARD EXECUTIVE COMPENSATION REPORT

     The Company has no executive compensation committee. Compensation of its executive officers is considered by the entire Board of Directors, presently four members, one of whom Thomas K. Langbein is the Chairman of the Board and Chief Executive Officer of the Company and its subsidiaries. Mr. Langbein is the only executive officer of the Company that has an employment agreement. The only other executive of the Company's subsidiaries that has an employment agreement is Barry Pardon, President and director of Techdyne, a 63% owned public subsidiary. These are the only two individuals who receive in excess of $100,000 from the Company and/or its subsidiaries. See "Executive Compensation."

     Mr. Langbein's employment contract has provided him with the same salary over the last five years. His agreement was renewed for another five years in 1994 at the same base salary with $10,000 incremental increases each year. Mr. Langbein has the most responsibility for the Company's performance, particularly sales growth in marketing and in each segment of operations, expense control, profit margins, structuring and implementing efficiency programs, asset management, inventory control, and assessment of plans for existing and new products and services. It took several years of extensive effort in these areas with attempts to develop the right mix of management, to turn the Company from losses to a break-even in 1993, to profitability in the last three years. During those years Mr. Langbein waived the $10,000 per year salary increase to which he was entitled under his employment agreement. It was only in June, 1995 that the $10,000 increment was effected. The Board considered Mr. Langbein's effectively directing the Company's operations, providing capital for the Company and its subsidiaries operations, and motivating key executive management toward greater efficiencies in labor, cost control, increased sales and new business.

     The turnaround strategy, including a return to profitability and a stronger financial condition has enabled the Board to also reward the officers, directors, key employees and advisors with options under the Company's 1989 Option Plan. Options are the only other significant component of compensation. No director receives any cash compensation for acting as such, not normally the case with most other public companies, nor does any officer or director receive fees for participating on any committee, the only active committees being the audit committee, consisting of two independent directors, Peter F. Fischbein and Anthony C. D'Amore, and the stock option committee, consisting of Thomas K. Langbein, Peter D. Fischbein and Lawrence E. Jaffe, Secretary and counsel to the Company and DCA, and counsel to Techdyne. See "Certain Relationships and Related Transactions." Based upon the turnaround of the Company, the efforts of management and their respective levels of responsibility and performance, non-qualified stock options were granted to officers, directors, key employees and advisors in April, 1995 under the 1989 Option Plan. The Board believes that managements' and employees' ownership of equity in the Company is a significant incentive in building shareholder wealth and aligning the long-term interest of management and key employees with stockholders. Options granted are at prices not less than the fair market value of the Company's common stock on the date of grant. Sometimes there may be vesting schedules. The options granted in 1995 are exercisable 50% on April 18, 1996, and the balance on April 18, 1997. The options have little value unless the share price of the Common Stock increases over the fair market value on the date of grant. On December 30, 1996, the board modified the exercise price of these Options from $3.00, the fair market value on the date of grant, to $2.38, the fair market value on the repricing date. See "Executive Compensation-Options, Warrants or Rights."

     The Board also looks to historical option grants as well as the officer's, director's and/or key employee's past and prospective contributions to the success of the Company to determine the appropriate range of awards. The Board considers option grants more as incentives than as compensation.

                   SUBMITTED BY THE BOARD OF DIRECTORS

       Thomas K. Langbein                          Seymour Friend
       Anthony C. D'Amore                          Peter D. Fischbein


                         COMPANY STOCK PRICE PERFORMANCE

     The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Nasdaq Market Index and the Electronics Industry Index from December 31, 1991 through December 31, 1996. The cumulative total stockholder returns on the Company's Common Stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, and the Nasdaq Market Index and the Electronics Industry Index. The Company did not pay dividends on its Common Stock during the measurement period and the calculations of cumulative total stockholders return on the Common Stock did not include dividends.




         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG MEDICORE,
               NASDAQ MARKET INDEX AND ELECTRONICS INDUSTRY INDEX


                                                                   ELECTRONIC
MEASUREMENT PERIOD       MEDICORE, INC.       NASDAQ INDEX       INDUSTRY INDEX
------------------       --------------       ------------       --------------
(FISCAL YEAR COVERED)
MEASUREMENT PT-12/31/91     $100.00              $100.00            $100.00

FYE 12/31/92                 150.00               100.98             130.50
FYE 12/31/93                 140.00               121.13             178.28
FYE 12/31/94                 390.00               127.17             215.09
FYE 12/31/95                 760.00               164.96             332.30
FYE 12/31/96                 400.00               204.98             503.77

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the officers and directors of the Company are officers and/or directors of Techdyne and DCA, including Thomas K. Langbein, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and an officer and director of the Company's subsidiaries, and Chairman of the Board of Directors and Chief Executive Officer of Techdyne and DCA; Mr. Langbein is also the President, sole shareholder and director of Todd, a broker-dealer; Daniel R. Ouzts, Vice President of Finance and Controller of the Company, Techdyne and DCA; Peter D. Fischbein and Anthony C. D'Amore each a director of the Company and Techdyne; and Lawrence E. Jaffe, Secretary and corporate counsel to the Company and DCA and counsel to Techdyne. Mr. Jaffe is the beneficial owner of approximately 3.6% of the Company's Common Stock and received a substantial portion of his fees from the Company, Techdyne and DCA, which for the year ended December 31, 1996, were approximately $107,000, $32,000 and $63,000, respectively.

     In addition, certain of the accounting personnel and administrative facilities of the Company and its subsidiaries, including Techdyne and DCA, are common. The costs of executive and accounting salaries and other shared corporate overhead for these companies are charged first on the basis of direct usage when identifiable, with the remainder allocated on the basis of time spent. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. Utilization of personnel and administrative facilities in this manner enables the Company to share the cost of qualified individuals with its subsidiaries rather than duplicating the cost for various entities. These services are provided by the Company and allocated to Techdyne pursuant to a two-year Service Agreement through September 30, 1998. It is the opinion of management that these services are on terms as favorable as obtainable from unaffiliated parties.

     The amount of expenses charged by the Company to Techdyne and DCA for each of the years ended December 31, 1996, 1995 and 1994 were approximately $408,000 and $240,000, respectively. These were included in the intercompany advance accounts with Techdyne and DCA.

     DCA had been advancing funds to the Company for working capital requirements which advances had an outstanding balance of $4,263,000 at September 30, 1995. This sum was not evidenced by a note, and bore interest at the short-term U.S. Treasury bill rate. On October 4, 1995, the Company repaid $1,000,000 of the intercompany indebtedness, which was further reduced in November, 1995, when DCA declared a 50% stock dividend and thereafter a $1.30 per share dividend, which was effected by paying the .9% shareholders approximately $29,000 and effecting a reduction of the Company's debt by approximately $3,134,000, with no current balance at December 31, 1995. As a result of cash transfers from the Company and corporate overhead allocations, there was an intercompany indebtedness due from DCA to the Company of approximately $370,000 at December 31, 1996.

     All future transactions between DCA and the Company and their respective officers, directors and 5% shareholders will be on terms no less favorable than could be obtained from independent, unaffiliated parties and will be approved by a majority of the independent, disinterested directors of the Company.

     Since the Company's acquisition of Techdyne in 1982, through Techdyne's public offering in

April, 1985, the Company had been advancing funds to finance that subsidiary's business. $900,000 of the resulting intercompany indebtedness was repaid from the proceeds of Techdyne's public offering in 1985. Upon completion of Techdyne' public offering in October, 1995, Techdyne repaid $1,500,000 to the Company leaving a net balance due to the Company at December 31, 1995 of $2,686,000 including a balance of $3,173,000 under an unsecured demand promissory note convertible into common stock of Techdyne at a rate of $1.75 per share net of an intercompany advance from the Company of $487,000. The annual interest rate on the note is 5.7%. There is no schedule for the repayment of such indebtedness. In June, 1996, the Company converted $350,000 of this note into 200,000 shares giving it an approximately 63% ownership interest in Techdyne (approximately 74% including the beneficial ownership of the Techdyne stock underlying the convertible note). At December 31, 1996, the balance of the convertible note including accrued interest amounted to approximately $2,998,000. The Company had an intercompany advance payable to Techdyne of approximately $540,000 with interest at 5.7% at December 31, 1996. Pursuant to Techdyne's refinanced credit facility with a Florida bank, the Company has not only guaranteed the loans, and secured them with certain of its properties which it leases to Techdyne, but has also agreed to subordinate this indebtedness, provided Techdyne may make payments to the Company on the subordinated debt from funds received in Techdyne's 1995 public offering of common stock and warrants or from retained earnings arising subsequent to March 31, 1995, provided that at the time of any such repayment to the Company Techdyne is in compliance with the financial covenants of the $712,500 term loan agreement. The Company does not intend to require repayment of these advances prior to January 1, 1998.

     In 1990 the Company acquired Techdyne's real property in Hialeah, Florida consisting of the land and two buildings and a parking lot. Payment to Techdyne was made through a reduction in the Company's advance account balance with Techdyne less approximately $256,000 in existing mortgages on the property, and during 1994 refinanced the mortgages with a $230,000 mortgage which has been replaced with Techdyne's new loan agreements with a Florida bank. The Company is leasing the buildings and the parking lot to Techdyne under a five year net lease expiring March 31, 2000 at $130,000 per year plus applicable taxes. The annual rental was reduced to $94,000 per year plus applicable taxes for 12 months commencing on April 1, 1996. Management is of the opinion that the rentals are on terms as favorable as obtainable from unaffiliated parties.

     Techdyne had a credit facility with Consolidated Bank, N.A., now NationsBank of Florida, which it had amended over the years, which at December 31, 1995 amounted to $549,508.

     The $230,000 mortgage and the NationsBank credit facility were replaced on February 8, 1996 by Techdyne entering into three loan arrangements with Barnett Bank of South Florida, NA ("Barnett Bank"). One credit facility is a $2,000,000 line of credit, due on demand, secured by Techdyne's accounts receivable, inventory, furniture, fixtures, and intangible assets and bears interest at Barnett Bank's prime rate plus 1.25%. Techdyne has not drawn down any funds under this line of credit.

     Barnett Bank has also extended two commercial term loans to Techdyne, one for $712,500 for five years expiring on February 7, 2001 at an annual rate of interest equal to 8.28% with monthly payments of principal and interest of $6,925 based on a 15-year amortization schedule with the unpaid principal and accrued interest due on the expiration date. This term loan has a prepayment penalty and is secured by a mortgage on properties in Hialeah, Florida owned by the Company, two of which properties are leased to Techdyne and one parcel being vacant land used as a parking lot. Under this term loan Techdyne is obligated to adhere to a variety of affirmative and negative covenants, including but not limited to a debt service ratio of 1:25 to 1:00, maintenance of capital funds equal to or in excess of $3,500,000, have a capital fund ratio of total debt to capital funds of 1.5 to 1.0; and Techdyne may not merge or acquire businesses, create or transfer any assets to a subsidiary, if the aggregate annual value of such transactions exceeds $750,000, cannot sell its interest in its subsidiary Techdyne (Scotland) or allow that Scottish subsidiary to sell all or substantially all of its assets unless 50% of the aggregate gross sales price is used to pay this term loan, may not sell any of its assets or properties, except inventory in the ordinary course of business, for which the aggregate book value exceeds $500,000; and this term loan further provides for restrictions and transactions with related persons, restrictions on dividends except if such does not exceed 30% of Techdyne's net income in any year, precludes changes in ownership in Techdyne which would reduce the Company's ownership to less than 51%, and restricts Techdyne from engaging in any new unrelated business.

     The mortgage issued by the Company to secure the $712,500 term loan provides Barnett Bank with reappraisal rights so that should the principal amount outstanding under the Note exceed 75% of the reappraised value of the mortgaged property, such excess has to be repaid by the Company and/or Techdyne. The Company, as lessor to Techdyne of these mortgaged properties, has assigned the leases, rents and profits to Barnett Bank as further security for this $712,500 term loan, provided the Company may continue to collect the rents until an event of default, if any. The Company has also subordinated the $2,500,000 of indebtedness due to it from Techdyne. The Company, as lessor of the properties mortgaged, has subordinated its interests in the leases to the mortgage held by Barnett Bank to secure this term loan.

     The second commercial term loan is for the principal amount of $200,000 for a period of five years bearing interest at a per annum rate of 1.25% over Barnett Bank's prime rate and requiring monthly principal payments with accrued interest of $3,333 through expiration on February 7, 2001. This $200,000 term loan carries no prepayment penalty and is secured by all of Techdyne's tangible personal property, goods and equipment, and all cash or non-cash proceeds of such collateral.

     A default of the $712,500 term loan will be deemed a default of the $2,000,000 revolving credit line, but only a financial default of the $2,000,000 revolving line will be deemed a default of the $712,500 term loan.

     The Company has unconditionally guaranteed the payment and performance by Techdyne of the $2,000,000 revolving line of credit and the two commercial term loans.

     Techdyne has advanced funds to Techdyne (Scotland) for that subsidiary's working capital requirements which advances had an outstanding balance of $600,000 at December 31, 1996. This sum is not evidenced by a note, is at interest rate of prime plus 1.5% per annum, and is not expected to be repaid in the near future. Techdyne has guaranteed a line of credit for Techdyne (Scotland) from The Royal Bank of Scotland Plc which credit line has a U.S. equivalency of approximately $342,000 at December 1, 1996, which is secured by the assets of Techdyne (Scotland) and generated by Techdyne. This line of credit operates as an overdraft facility. No amounts were outstanding under this line of credit as of December 31, 1996.

     Property, casualty and general liability insurance coverage for the Company and similar insurance for subsidiaries, including Techdyne and DCA, had been obtained through the A.C. D'Amore Agency, Inc. an insurance agency owned by Mr. D'Amore, a director of the Company and Techdyne and registered as a part-time account executive with Todd, although he has not been active in the securities business. In 1992, Mr. D'Amore sold his insurance business to Community Insurance Associates which agency he continues as a consultant. Mr. D'Amore continues to receive commissions for the account of the Company and Techdyne but not DCA. The aggregate annual premiums for such insurance were approximately $189,000 for the year ended December 31, 1996 of which $130,000 and $5,000, respectively were for Techdyne and DCA. Mr. D'Amore's commissions amounted to approximately $9,500. In addition, the Company, Techdyne and DCA obtained group health insurance coverage and several executive and key life insurance policies through George Langbein, brother of Thomas K. Langbein. This insurance includes $100,000 term life insurance covering certain of the executive officers of the Company, Techdyne and DCA, purchased and paid for by their respective companies. George Langbein is affiliated as an independent sales representative with Techdyne. The Company also pays for $750,000 of whole life insurance and $350,000 of term life insurance owned by Thomas K. Langbein The Company owns a $500,000 life policy on Thomas K. Langbein. See "Executive Compensation." Premiums on these coverage's totaled approximately $327,000 for the year ended December 31, 1996 of which $182,000 and $75,000, respectively, were for Techdyne and DCA. Management is of the opinion that the cost and coverage of the insurance obtained through Mr. D'Amore and George Langbein are as favorable as can be obtained from unaffiliated parties.

     Dialysis Services of Pennsylvania, Inc. - Lemoyne, a wholly-owned subsidiary of DCA, which commenced dialysis operations in June, 1995, is leasing its dialysis center from DCA under a five year net lease expiring November 30, 2000 at $60,000 per annum reduced to $33,730 per annum effective May, 1996, plus applicable taxes, utilities, insurance and its proportionate share of related operating costs. Management is of the opinion that the rental is on terms as favorable as can be obtained from unaffiliated parties.

     The Company established Viragen as a research and development bio-medical company, primarily for production and use of human leukocyte interferon, in 1980. It has advanced and invested substantial funds to that former subsidiary over the years. In 1986, the Company spun-off Viragen and entered into certain agreements with its former subsidiary, the primary existing agreements being a royalty agreement expiring in November, 2001, pursuant to which Viragen is to pay a schedule of royalty payments with respect to Viragen's interferon and related product sales with a maximum cap of $2,400,000. As of December 31, 1996, Viragen has paid approximately $64,000 of royalties to the Company. Also in conjunction with the spin-off, certain of Viragen's indebtedness was paid with Viragen common stock, with the Company at December 31, 1996 owning approximately 269,000 shares. These shares were stated at a carrying value of $234,375 at December 31, 1990 and were written off in 1991. The Company sold approximately 682,000 Viragen shares in 1996; approximately 173,000 shares in 1995; and approximately 375,000 shares in 1994 recognizing gains of $2,583,000, $183,000, and $524,000, respectively. The Company also held a demand promissory note of $429,400 with interest at 1% over prime, payable quarterly. The note, evidenced by a loan agreement, was secured by a mortgage on Viragen's building and a security interest in Viragen's equipment, fixtures, accounts receivable and contract rights. The security interest in the building and equipment which Viragen granted to the Company was second to the security interest held by Equitable Bank with whom Viragen refinanced its bank credit facility and mortgage in August, 1991. The Company had guaranteed payments of principal and interest and any expenses and fees with respect to collection upon any default by Viragen under its mortgage and note. In August, 1996 the remaining principal balance and accrued interest due under the Viragen note was fully repaid and the mortgages satisfied and the Company's guarantees terminated. The Company leases 2,800 square feet of office space from Viragen at this property for $19,600 per annum.

     The only remaining common director of the Company and Viragen is Peter D. Fischbein, also a director of Techdyne. Mr. Fischbein is an attorney who had acted from time to time as counsel to the Company, Techdyne, Todd and Viragen. In December, 1994 Mr. Fischbein resigned as Secretary of Viragen. See "Election of Directors" and "Beneficial Ownership of the Company's Securities."

                                    AUDITORS

     The Board of Directors pursuant to the recommendation of the Audit Committee has reappointed Ernst & Young LLP as its independent accountants to audit the financial statements of the Company for the current fiscal year. That firm has acted as accountants for the Company since 1978.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired to do so. The representative will also be available to respond to appropriate questions from any shareholder present at the meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Company for inclusion in the 1998 Proxy Statement must be received by the Company not later than February 11, 1998. Any such proposal should be sent to the Secretary of the Company, Lawrence E. Jaffe, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any such proposal should provide the reason for it, the complete text of any resolution and other specified matters, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

     To nominate a director at the Annual Meeting, a shareholder must satisfy Florida law and the By-laws of the Company. A shareholder who wishes to suggest a potential nominee should provide the Secretary of the Company for the 1998 Annual Meeting written notice of such nominee and other appropriate information at least 60 days prior to that Annual Meeting, detailing the qualifications of such nominee for consideration by the Board. Any shareholder requesting a copy of the Company's By-laws will be furnished one without charge upon written request to the Company.

                                  OTHER MATTERS

     Management is not aware of any other matter to be presented for action at the meeting other than the proposal to elect two members of the Class 2 directors as set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement, and management does not intend to bring any other matter before the meeting. However, if any other matter should be presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment and in the best interests of the Company.

     UPON WRITTEN REQUEST BY ANY SHAREHOLDER OF RECORD (OR ANY SHAREHOLDER WHO OWNS THE COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE) AT THE CLOSE OF BUSINESS ON APRIL 30, 1997, TO THE SECRETARY OF THE COMPANY, LAWRENCE
E. JAFFE, ESQ., 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WILL BE PROVIDED WITHOUT CHARGE.

     Kindly date, sign and return the enclosed form of proxy. YOUR VOTE IS IMPORTANT.

                                        By Order of the Board of Directors
                                        LAWRENCE E. JAFFE
                                        Secretary and Counsel

May 2, 1997

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------



                                      PROXY
                                 MEDICORE, INC.

The Board of Directors Solicits This Proxy

     The undersigned appoints Lawrence E. Jaffe and Thomas K. Langbein, with power of substitution in each, proxies to vote all the shares of MEDICORE, INC. which the undersigned may be entitled to vote as a stockholder of record on April 30, 1997 at the Annual Meeting of Shareholders to be held Wednesday, June 11, 1997, or any adjournment thereof.

     This proxy when properly executed and returned in a timely manner will be voted at the Annual Meeting and any adjournment thereof in the manner directed herein. Directors recommend a vote FOR Proposal 1. SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

1.       Election of Directors:
         Nominees:         Anthony C. D'Amore for Class 2 director.
                           Robert P. Magrann for Class 2 director.

         [ ] FOR director nominees listed;     [ ]  WITHHOLD AUTHORITY to vote
             nominees listed                        for directors

2. In their discretion, such other business as may properly come before the meeting.


(Back side of the card)

Dated:___________________________, 1997

-------------------------------------
             (Signature)

-------------------------------------
             (Signature)

Signatures(s) should be exactly as your name(s) appears on this proxy. If signing as executor, administrator, trustee, guardian or attorney, please give full title when signing. If stock is registered in the names of joint owners, the proxy should be signed by each. If the stockholder is a corporation, sign full corporate name by a duly authorized officer.

IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED